UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2008
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51937 (Commission File Number)	57-6218917 (I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51938 (Commission File Number)	20-3812051 (I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Condition.
     On May 12, 2008 Compass Diversified Holdings and Compass Group Diversified Holdings LLC (NASDAQ: CODI) (collectively “CODI”) issued a press release announcing its consolidated results of operations for the quarter ended March 31, 2008. A copy of the press release is furnished within this report as Exhibit 99.1.
Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d	)	Exhibits.

99.1		CODI Press Release dated May 12, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2008	COMPASS DIVERSIFIED HOLDINGS
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2008	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer